                                                                      EXHIBIT 24



                         OCEANEERING INTERNATIONAL, INC.

                                Power of Attorney


                  WHEREAS, OCEANEERING INTERNATIONAL, INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-8, with any amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to the Registration Statement in connection with the 1999 Incentive Plan of Oceaneering International, Inc. (the "Incentive Plan");

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint John
R. Huff, Marvin J. Migura and George R. Haubenreich, Jr., and each of them severally, his true and lawful attorney or attorneys-in-fact with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto, and any and all amendments thereto (including post-effective amendments) and any supplement or supplements thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and appear before the Commission in connection with any matter relating thereto. Each of such attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that such attorneys or their substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of November, 1999.






                                               /s/ D. Michael Hughes
                                               ---------------------
                                               D. Michael Hughes

                                                                      EXHIBIT 24



                         OCEANEERING INTERNATIONAL, INC.

                                Power of Attorney


                  WHEREAS, OCEANEERING INTERNATIONAL, INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-8, with any amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to the Registration Statement in connection with the 1999 Incentive Plan of Oceaneering International, Inc. (the "Incentive Plan");

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint John
R. Huff, Marvin J. Migura and George R. Haubenreich, Jr., and each of them severally, his true and lawful attorney or attorneys-in-fact with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto, and any and all amendments thereto (including post-effective amendments) and any supplement or supplements thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and appear before the Commission in connection with any matter relating thereto. Each of such attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that such attorneys or their substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of November, 1999.






                                               /s/ Charles B. Evans
                                               --------------------
                                               Charles B. Evans

                                                                      EXHIBIT 24



                         OCEANEERING INTERNATIONAL, INC.

                                Power of Attorney


                  WHEREAS, OCEANEERING INTERNATIONAL, INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-8, with any amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to the Registration Statement in connection with the 1999 Incentive Plan of Oceaneering International, Inc. (the "Incentive Plan");

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint John
R. Huff, Marvin J. Migura and George R. Haubenreich, Jr., and each of them severally, his true and lawful attorney or attorneys-in-fact with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto, and any and all amendments thereto (including post-effective amendments) and any supplement or supplements thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and appear before the Commission in connection with any matter relating thereto. Each of such attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that such attorneys or their substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of November, 1999.




                                               /s/ David S. Hooker
                                               ---------------------------------
                                               David S. Hooker

                                                                      EXHIBIT 24



                         OCEANEERING INTERNATIONAL, INC.

                                Power of Attorney


                  WHEREAS, OCEANEERING INTERNATIONAL, INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-8, with any amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to the Registration Statement in connection with the 1999 Incentive Plan of Oceaneering International, Inc. (the "Incentive Plan");

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint John
R. Huff, Marvin J. Migura and George R. Haubenreich, Jr., and each of them severally, his true and lawful attorney or attorneys-in-fact with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto, and any and all amendments thereto (including post-effective amendments) and any supplement or supplements thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and appear before the Commission in connection with any matter relating thereto. Each of such attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that such attorneys or their substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of November, 1999.






                                               /s/ Harris J. Pappas
                                               --------------------
                                               Harris J. Pappas

                                                                      EXHIBIT 24



                         OCEANEERING INTERNATIONAL, INC.

                                Power of Attorney


                  WHEREAS, OCEANEERING INTERNATIONAL, INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-8, with any amendment or amendments thereto (including post-effective amendments) and any supplement or supplements thereto (the "Registration Statement"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations of the Commission promulgated thereunder, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating to the Registration Statement in connection with the 1999 Incentive Plan of Oceaneering International, Inc. (the "Incentive Plan");

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint John
R. Huff, Marvin J. Migura and George R. Haubenreich, Jr., and each of them severally, his true and lawful attorney or attorneys-in-fact with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Registration Statement, including the exhibits thereto, and any and all amendments thereto (including post-effective amendments) and any supplement or supplements thereto and any and all instruments necessary or incidental in connection therewith, and to file the same with the Commission and appear before the Commission in connection with any matter relating thereto. Each of such attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that such attorneys or their substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of November, 1999.






                                               /s/ John R. Huff
                                               ----------------
                                               John R. Huff